Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Acquisition of 365Talents

On January 20, 2026, the Company acquired all of the issued and outstanding shares of 365Talents, a privately held AI-powered skills intelligence and workforce analytics simplified stock company (société par actions simplifiée) based in France (“365Talents”). The acquisition will be accounted for as a business combination in accordance with IFRS 3, Business Combinations. Total consideration was approximately $54.6 million consisting of cash paid on closing. In addition, up to approximately $5.1 million of additional cash consideration may be payable in fiscal year 2027 based on the achievement of certain financial milestones for the 12 month period ended December 31, 2026. The Company drew $50 million from the Facility to fund the acquisition of 365Talents.

The assessment of the purchase price and the accounting for this acquisition has not yet been finalized and certain IFRS 3 disclosures have not been included due to the timing of the acquisition.

Substantial Issuer Bid

On January 29, 2026, the Company announced that the board of directors had approved a substantial issuer bid under which the Company has offered to repurchase for cancellation up to $60.0 million of its outstanding common shares at a price of $20.40 per common share (the “Offer”). In connection with the Offer, the Company has temporarily suspended repurchases of common shares pursuant to the NCIB in accordance with applicable securities legislation. Following completion of the Offer, the Company expects to continue having access to liquidity (including through the Amended Facility, as defined below).

Amended Credit Facility

On February 10, 2026. the Company entered into an amended and restated credit agreement with NBC as administrative agent, and the other lenders party thereto from time to time (the “Lenders”) which amends and restates the Original Credit Agreement and provides, among other things, an increase of $50 million in the secured revolving credit facility such that the maximum amount available for the Company to borrow is $100 million (the “Amended Facility”). The Amended Facility has a term of three years and bears interest at variable rates depending on certain financial ratios and metrics. The Amended Facility includes an accordion feature that allows for the expansion of the Amended Facility by up to an aggregate maximum principal amount of $50 million. The accordion feature is available upon request by Docebo and is subject to acceptance by the Lenders or commitments by new financial institutions or commercial lenders in the case where the Lenders decline to increase their commitment in connection with the accordion request. The Amended Facility, which is secured against all assets of the Company and a pledge of certain equity interests in its subsidiaries, is available for general corporate purposes, acquisitions, and investments, subject to certain limitations.

The undrawn portion of the Amended Facility is subject to a standby fee whereby the rate may vary depending on the Company’s Net Debt to EBITDA Ratio (as defined in the amended and restated credit agreement with the Lenders dated February 10, 2026). The Amended Facility includes certain covenants that require the Company to maintain certain financial ratios and meet certain non-financial requirements.